                                                           EXHIBIT 1.(A)(3)(c)

COMPENSATION SCHEDULE
(Distribution Organization)

Effective Date:  April 1, 1987

This Schedule is part of the Distribution Organization's Agreement between the Distribution Organization and Kemper Investors Life Insurance Company ("Company").

Compensation will be paid on premiums received on the Plan(s) of Insurance at the percentage shown in accordance with the terms of the Distribution Organization Agreement and the Compensation Schedule.


PLANS OF INSURANCE/LIFE                                            POLICY YEAR
                                                                                                                 6th
Plan Description                    1st              2nd            3rd            4th            5th         thru 10th
-----------------------------------------------------------------------------------------------------------------------
Variable Life Insurance

 Policy Form Series L-8001
 KemperALTERNATIVE                 5.75%             -0-            -0-            -0-            -0-             -0-
-----------------------------------------------------------------------------------------------------------------------

  1. BASIS FOR COMPENSATION

     Compensation will be paid at the percentage shown upon receipt of premium payment(s) under the policies identified in this Schedule.

 II. CHARGE BACK OF COMPENSATION

     A. Compensation will be charged back by credit against compensation to be paid in the future and/or by requiring cash repayment by the Distribution Organization.

     B. 100% of compensation will be charged back on any policy that is rescinded by the Company for cause.

     C. With the exception of B above, surrender of a policy will result in a charge back of compensation as follows:

           Amount Withdrawn Attributable to                      Compensation
           Premium Received Within the                           Charge Back

           First 6 months                                            100%
           7th through 12th month                                     50%
           Thereafter                                                  0%

     D. No compensation adjustment will be made for termination of a policy due to maturity or death.

III. NOTWITHSTANDING ANY OTHER PROVISION

     A. The compensation specified in this Schedule will not be paid, and the right to receive compensation and the amount of compensation to be paid shall be determined by the Company, under the following circumstances:

         1. On policies not listed in this Schedule or introduced by the Company after the effective date of this Schedule; and

         2. On policies which are changed from the original version, under a policy provision or otherwise, and on policies which are issued using cash values of previously issued KILICO policies or converted or exchanged for previously issued KILICO policies, either under a policy provision or otherwise.



L-8010(4/87)


KEMPER INVESTORS LIFE INSURANCE COMPANY
120 S. LaSalle Street
Chicago, IL  60603

     B. Termination of the Distribution Organization's Agreement for any reason, except termination for cause, shall not impair the right of the agent to receive such compensation as may have accrued and been payable on account of premium paid under policies issued on applications procured by the Distribution Organization, or by a licensed Agent operating under the supervision of the Distribution Organization, prior to such termination.

WARRANTIES

In consideration of the compensation to be received under the Distribution Organization's Agreement, as amended by this Schedule, the Distribution Organization agrees and warrants that:

     A. No person shall solicit or aid in the solicitation of any such variable life policy unless such person shall be variable life licensed pursuant to applicable state law, and such person has been specifically appointed by the Company to solicit variable life policies in the applicable jurisdictions.

     B. The Distribution Organization shall not allow any person to solicit a variable life policy unless such person is a registered representative of a National Association of Security Dealers (NASD) broker/dealer firm which has a Selling Group Agreement with Kemper Financial Services, Inc.

     C. All offerings and sales of variable life policies shall be made only in accordance with the terms and conditions of a current prospectus for the variable life policy, for any separate account, and for any mutual funds which may serve as a funding vehicle for the variable life policy.

     D. The Distribution Organization warrants that neither the Distribution Organization, nor any of the Distribution Organization's employees or licensed Agents operating under the Distribution Organization's supervision, will make any representation not included in the product's prospectus, or authorized sales material supplied by the Company.

     E. In accordance with the terms of the Distribution Organization Agreement, all sales material must be approved by the Company, in writing, prior to use by the Distribution Organization or any employee or licensed agent operating under the supervision of the Distribution Organization.

APPLICABILITY

This Schedule supersedes and replaces any and all previous Compensation Schedules for the policies identified in this Schedule and issued on and after the effective date of this Schedule.

COMPENSATION SCHEDULE
(Distribution Organization)

Effective Date:  April 1, 1987

This Schedule is part of the Distribution Organization's Agreement between the Distribution Organization and Kemper Investors Life Insurance Company ("Company").

Compensation will be paid on premiums received on the Plan(s) of Insurance at the percentage shown in accordance with the terms of the Distribution Organization's Agreement and the Compensation Schedule.

PLANS OF INSURANCE/LIFE                                            POLICY YEAR
                                                                                                                 6th
Plan Description                    1st              2nd            3rd            4th            5th         thru 10th
-----------------------------------------------------------------------------------------------------------------------
Variable Life Insurance

 Policy Form Series L-8001
 KemperALTERNATIVE                 4.50%             -0-            -0-            -0-            -0-             -0-

In addition to the premium compensation stated, an administrative service fee, paid monthly, at any annual rate of .25 of 1.00% of Separate Account values will be paid each month beginning with the policy's 13th monthly anniversary and each succeeding monthly anniversary thereafter.

  I. BASIS FOR COMPENSATION

     Compensation will be paid at the percentage shown upon receipt of premium payment(s) under the policies identified in this Schedule.

 II. CHARGE BACK OF COMPENSATION

     A. Compensation will be charged back by credit against compensation to be paid in the future and/or by requiring cash repayment by the Distribution Organization.

     B. 100% of compensation will be charged back on any policy that is rescinded by the Company for cause.

     C. With the exception of B above, surrender of a policy will result in a charge back of compensation as follows:

             Amount Withdrawn Attributable to                      Compensation
             Premium Received Within the                           Charge Back

             First 6 months                                            100%
             7th through 12th month                                     50%
             Thereafter                                                  0%

     D. No compensation adjustment will be made for termination of a policy due to maturity or death.

III. NOTWITHSTANDING ANY OTHER PROVISION

     A. The compensation specified in this Schedule will not be paid, and the right to receive compensation and the amount of compensation to be paid shall be determined by the Company, under the following circumstances:

         1. On policies not listed in this Schedule or introduced by the Company after the effective date of this Schedule; and

         2. On policies which are changed from the original version, under a policy provision or otherwise, and on policies which are issued using cash values of previously issued KILICO policies or converted or exchanged for previously issued KILICO policies, either under a policy provision or otherwise.



L-8012 (4/87)


KEMPER INVESTORS LIFE INSURANCE COMPANY
120 S. LaSalle Street
Chicago, IL  60603

     B. Termination of the Distribution Organization's Agreement for any reason, except termination for cause, shall not impair the right of the agent to receive such compensation as may have accrued and been payable on account of premium paid under policies issued on applications procured by the Distribution Organization, or by a licensed Agent operating under the supervision of the Distribution Organization, prior to such termination.

WARRANTIES

In consideration of the compensation to be received under the Distribution Organization's Agreement, as amended by this Schedule, the Distribution Organization agrees and warrants that:

     A. No person shall solicit or aid in the solicitation of any such variable life policy unless such person shall be variable life licensed pursuant to applicable state law, and such person has been specifically appointed by the Company to solicit variable life policies in the applicable jurisdictions.

     B. The Distribution Organization shall not allow any person to solicit a variable life policy unless such person is a registered representative of a National Association of Security Dealers (NASD) broker/dealer firm which has a Selling Group Agreement with Kemper Financial Services, Inc.

     C. All offerings and sales of variable life policies shall be made only in accordance with the terms and conditions of a current prospectus for the variable life policy, for any separate account, and for any mutual funds which may serve as a funding vehicle for the variable life policy.

     D. The Distribution Organization warrants that neither the Distribution Organization, nor any of the Distribution Organization's employees or licensed Agents operating under the Distribution Organization's supervision, will make any representation not included in the product's prospectus, or authorized sales material supplied by the Company.

     E. In accordance with the terms of the Distribution Organization Agreement, all sales material must be approved by the Company, in writing, prior to use by the Distribution Organization or any employee or licensed agent operating under the supervision of the Distribution Organization.

APPLICABILITY

This Schedule supersedes and replaces any and all previous Compensation Schedules for the policies identified in this Schedule and issued on and after the effective date of this Schedule.

BONUS COMPENSATION SCHEDULE
(General Agents)

Effective Date:  April 1, 1987

This Schedule is part of the General Agent's Agreement between the General Agent and Kemper Investors Life Insurance Company ("Company").

Compensation will be paid on premiums received on the Plan(s) of Insurance at the percentage shown in accordance with the terms of the General Agent's Agreement and the Compensation Schedule.

PLANS OF INSURANCE/LIFE                                            POLICY YEAR
                                                                                                                 6th
Plan Description                    1st              2nd            3rd            4th            5th         thru 10th
-----------------------------------------------------------------------------------------------------------------------
Variable Life Insurance

 Policy Form Series L-8001
 KemperALTERNATIVE                 5.25%             -0-            -0-            -0-            -0-             -0-


  I. BASIS FOR COMPENSATION

     Compensation will be paid at the percentage shown upon receipt of premium payment(s) under the policies identified in this Schedule.

 II. CHARGE BACK OF COMPENSATION

     A. Compensation will be charged back by credit against compensation to be paid in the future and/or by requiring cash repayment by the General Agent.

     B. 100% of compensation will be charged back on any policy that is rescinded by the Company for cause.

     C. With the exception of B above, surrender of a policy will result in a charge back of compensation as follows:

         Amount Withdrawn Attributable to                      Compensation
         Premium Received Within the                           Charge Back

         First 6 months                                            100%
         7th through 12th month                                     50%
         Thereafter                                                  0%

     D. No compensation adjustment will be made for termination of a policy due to maturity or death.

III. NOTWITHSTANDING ANY OTHER PROVISION

     A. The compensation specified in this Schedule will not be paid, and the right to receive compensation and the amount of compensation to be paid shall be determined by the Company, under the following circumstances:

         1. On policies not listed in this Schedule or introduced by the Company after the effective date of this Schedule; and

         2. On policies which are changed from the original version, under a policy provision or otherwise, and on policies which are issued using cash values of previously issued KILICO policies or converted or exchanged for previously issued KILICO policies, either under a policy provision or otherwise.



L-8008 (4/87)


KEMPER INVESTORS LIFE INSURANCE COMPANY
120 S. LaSalle Street
Chicago, IL  60603

     B. Termination of the General Agent's Agreement for any reason, except termination for cause, shall not impair the right of the agent to receive such compensation as may have accrued and been payable on account of premium paid under policies issued on applications procured by the General Agent, or by a licensed Agent operating under the supervision of the General Agent, prior to such termination.

IV.  WARRANTIES

     In consideration of the compensation to be received under the General Agent's Agreement, as amended by this Schedule, the General Agent agrees and warrants that:

     A. No person shall solicit or aid in the solicitation of any such variable life policy unless such person shall be variable life licensed pursuant to applicable state law, and such person has been specifically appointed by the Company to solicit variable life policies in the applicable jurisdictions.

     B. The General Agent shall not allow any person to solicit a variable life policy unless such person is a registered representative of a National Association of Security Dealers (NASD) broker/dealer firm which has a Selling Group Agreement with Kemper Financial Services, Inc.

     C. All offerings and sales of variable life policies shall be made only in accordance with the terms and conditions of a current prospectus for the variable life policy, for any separate account, and for any mutual funds which may serve as a funding vehicle for the variable life policy.

     D. The General Agent warrants that neither the General Agent, nor any of the General Agent's employees or licensed Agents operating under the General Agent's supervision, will make any representation not included in the product's prospectus, or authorized sales material supplied by the Company.

     E. In accordance with the terms of the General Agent's Agreement, all sales material must be approved by the Company, in writing, prior to use by the General Agent or any employee or licensed agent operating under the supervision of the General Agent.

V.   APPLICABILITY

     This Schedule supersedes and replaces any and all previous Compensation Schedules for the policies identified in this Schedule and issued on and after the effective date of this Schedule.

COMPENSATION SCHEDULE
(General Agents)

Effective Date:  April 1, 1987

This Schedule is part of the General Agent's Agreement between the General Agent and Kemper Investors Life Insurance Company ("Company").

Compensation will be paid on premiums received on the Plan(s) of Insurance at the percentage shown in accordance with the terms of the General Agent's Agreement and the Compensation Schedule.

PLANS OF INSURANCE/LIFE                                            POLICY YEAR

                                                                                                                 6th
Plan Description                    1st              2nd            3rd            4th            5th         thru 10th
-----------------------------------------------------------------------------------------------------------------------
Variable Life Insurance

 Policy Form Series L-8001
 KemperALTERNATIVE                 4.5 %             -0-            -0-            -0-            -0-             -0-


  I. BASIS FOR COMPENSATION

     Compensation will be paid at the percentage shown upon receipt of premium payment(s) under the policies identified in this Schedule.

 II. CHARGE BACK OF COMPENSATION

     A. Compensation will be charged back by credit against compensation to be paid in the future and/or by requiring cash repayment by the General Agent.

     B. 100% of compensation will be charged back on any policy that is rescinded by the Company for cause.

     C. With the exception of B above, surrender of a policy will result in a charge back of compensation as follows:

         Amount Withdrawn Attributable to                      Compensation
         Premium Received Within the                           Charge Back

         First 6 months                                            100%
         7th through 12th month                                     50%
         Thereafter                                                  0%

     D. No compensation adjustment will be made for termination of a policy due to maturity or death.

III. NOTWITHSTANDING ANY OTHER PROVISION

     A. The compensation specified in this Schedule will not be paid, and the right to receive compensation and the amount of compensation to be paid shall be determined by the Company, under the following circumstances:

         1. On policies not listed in this Schedule or introduced by the Company after the effective date of this Schedule; and

         2. On policies which are changed from the original version, under a policy provision or otherwise, and on policies which are issued using cash values of previously issued KILICO policies or converted or exchanged for previously issued KILICO policies, either under a policy provision or otherwise.



L-8006 (4/87)


KEMPER INVESTORS LIFE INSURANCE COMPANY
120 S. LaSalle Street
Chicago, IL  60603

     B. Termination of the General Agent's Agreement for any reason, except termination for cause, shall not impair the right of the agent to receive such compensation as may have accrued and been payable on account of premium paid under policies issued on applications procured by the General Agent, or by a licensed Agent operating under the supervision of the General Agent, prior to such termination.

IV.  WARRANTIES

     In consideration of the compensation to be received under the General Agent's Agreement, as amended by this Schedule, the General Agent agrees and warrants that:

     A. No person shall solicit or aid in the solicitation of any such variable life policy unless such person shall be variable life licensed pursuant to applicable state law, and such person has been specifically appointed by the Company to solicit variable life policies in the applicable jurisdictions.

     B. The General Agent shall not allow any person to solicit a variable life policy unless such person is a registered representative of a National Association of Security Dealers (NASD) broker/dealer firm which has a Selling Group Agreement with Kemper Financial Services, Inc.

     C. All offerings and sales of variable life policies shall be made only in accordance with the terms and conditions of a current prospectus for the variable life policy, for any separate account, and for any mutual funds which may serve as a funding vehicle for the variable life policy.

     D. The General Agent warrants that neither the General Agent, nor any of the General Agent's employees or licensed Agents operating under the General Agent's supervision, will make any representation not included in the product's prospectus, or authorized sales material supplied by the Company.

     E. In accordance with the terms of the General Agent's Agreement, all sales material must be approved by the Company, in writing, prior to use by the General Agent or any employee or licensed agent operating under the supervision of the General Agent.

V.   APPLICABILITY

     This Schedule supersedes and replaces any and all previous Compensation Schedules for the policies identified in this Schedule and issued on and after the effective date of this Schedule.